SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 1, 2005


                              TREND MINING COMPANY
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                        0-31159               81-0304651
    -------------------         ------------------------    -------------------
     (State or Other              (Commission File Number)   (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)


                            5439 South Prince Street
                            Littleton, Colorado 80120
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (303) 798-7363
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
              ----------------------------------------------------
          (Former name or former address, if changed from last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

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
Item 1.01   Entry into a Material Definitive Agreement
            ------------------------------------------

            On November 1, 2005 Trend Mining Company (the "Company" or the "Registrant") and Thomas Loucks entered into an Employment Agreement (the "Employment Agreement"). The following summary of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

            Pursuant to the Employment Agreement, Mr. Loucks is to serve as the Company's President and Chief Executive Officer for a term commencing effective November 1, 2005 and is to continue for one (1) year, and will be automatically extended, without further action by either party, for additional and successive one (1) year periods, unless earlier terminated or extended as provided in the Employment Agreement. Under the Employment Agreement Mr. Loucks is to receive base salary at the annual rate of $120,000. In addition to his base salary, Mr. Loucks is eligible to participate in employee benefit plans and receive certain fringe benefits which may be modified from time to time by the Company's Board of Directors.

            In the event Mr. Loucks' employment with the Company is terminated due to death or disability, as defined in the Employment Agreement, Mr. Loucks or his heirs, executor or administrator, as applicable, will be entitled to receive Mr. Loucks' salary for one year after the end of the month in which such termination occurs. Moreover, if Mr. Loucks is dismissed by the Company without cause, as defined therein, or Mr. Loucks resigns voluntarily for good reason, also defined therein, the Company shall continue to pay Mr. Loucks' salary and provide the employee benefits Mr. Loucks received immediately prior to the termination, both for one year from the date of the termination.

Item 9.01   Financial Statements and Exhibits
            ---------------------------------

      (c)   Exhibits

     99.1 Employment Agreement, dated November 1, 2005, between the Company and Thomas Loucks.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2006

                                    TREND MINING COMPANY


                                    By: /s/ Thomas P. Loucks
                                        ----------------------------------------
                                    Name:  Thomas P. Loucks
                                    Title: President and Chief Executive Officer